SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                        WYMAN PARK BANCORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                  [WYMAN PARK BANCORPORATION, INC. LETTERHEAD]


                               September 21, 1998


Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Wyman Park Bancorporation, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m., Lutherville, Maryland time on October 21, 1998 at the main office located at 11 West Ridgely Road, Lutherville, Maryland.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's 1998 financial and operating performance.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of three directors and the ratification of the appointment of independent auditors. The Board of Directors unanimously recommends that you vote FOR each of the proposals.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Wyman Park Bancorporation, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

     Thank you for your attention to this important matter.

                                         Sincerely,

                                         /s/ ERNEST A. MORETTI

                                         ERNEST A. MORETTI
                                         President and Chief Executive Officer

                        WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                          Lutherville, Maryland 21093
                                 (410) 252-6450


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 21, 1998


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Wyman Park Bancorporation, Inc. (the "Company") will be held at the Company's main office located at 11 West Ridgely Road, Lutherville, Maryland at 3:00 p.m., Lutherville, Maryland time, on October 21, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company;

     2. The ratification of the appointment of Anderson Associates, LLP as auditors of the Company for the fiscal year ending June 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 8, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ ERNEST A. MORETTI

                                           Ernest A. Moretti
                                           President and Chief Executive Officer



Lutherville, Maryland
September 21, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                           Lutherville, Maryland 21093
                                 (410) 252-6450


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Wyman Park Bancorporation, Inc. (the "Company"), the parent company of Wyman Park Federal Savings & Loan Association (the "Association" or "Wyman Park"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 11 West Ridgely Road, Lutherville, Maryland on October 21, 1998, at 3:00 p.m., Lutherville, Maryland time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 21, 1998.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors and the ratification of the appointment of Anderson Associates, LLP as auditors for the Company.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominee and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of Anderson Associates, LLP as independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Wyman Park Bancorporation, Inc., 11 West Ridgely Road, Lutherville, Maryland 21093.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on September 8, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,011,713 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Association as a group.

                                                            Shares
                                                         Beneficially  Percent
          Beneficial Owner                                  Owned      of Class
--------------------------------------------------------------------------------


     Jeffrey L. Gendell,                                    95,200     9.41%
     Tontine Financial Partners, L.P. and
     Tontine Management, L.L.C
     200 Park Avenue, Suite 3900
     New York, New York 10166(1)

     Terry Maltese,                                         70,900     7.01%
     SOAM Holdings, LLC and
     Sandler O'Neill Asset Management LLC
     712 Fifth Avenue, 22nd Floor
     New York, New York 10019(2)

     Wyman Park Bancorporation, Inc.'s                      80,937     8.00%
        Employee Stock Ownership Plan(3)

     Directors and executive officers of the Company        65,663     6.49%
       and the Association, as a group (11 persons)(4)

----------
(1) As reported by Mr. Gendell, Tontine Partners, L.P. and Tontine management, L.L.C. in a statement as of June 22, 1998 on Amendment No. 2 to a Schedule 13D under the Exchange Act. Mr. Gendell, Tontine Partners, L.P. and Tontine Management, L.L.C. reported shared voting and dispositive power as to all of such shares.

(2) As reported by Sandler O'Neill Asset Management LLC ("SOAM"); SOAM Holdings, LLC ("Holdings"); Malta Partners, L.P. ("MP"); Malta Hedge Fund, L.P. ("MHF"); Malta Partners II, L.P. ("MPII"); Malta Hedge Fund II, L.P. ("MHII") and Terry Maltese in a statement as of July 16, 1998 on Amendment No. 1 to a Schedule 13D under the Exchange Act. MP beneficially owned 29,700 shares of Common Stock (approximately 2.9% of the shares outstanding); MHF beneficially owned 19,900 shares of Common Stock
     (approximately 2.0% of the shares outstanding); MPII beneficially owned 11,400 shares of Common Stock (approximately 1.1% of the shares outstanding); MHFII beneficially owned 9,900 shares of Common Stock (approximately 1.0% of the shares outstanding); Holdings owned zero shares directly, but may be deemed to beneficially own 70,900 shares of Common Stock because of its position as general partner of MP, MHF, MPII and MHFII; SOAM owned zero shares directly, but may be deemed to beneficially own 70,900 shares of Common Stock by reason of its position as management company for MP, MHF, MPII and MHFII; and Mr. Maltese owns zero shares directly, but may be deemed to beneficially own 70,900 shares of Common Stock by reason of his position as President of Holdings and SOAM. Terry Maltese, SOAM and Holdings each reported shared voting and dispositive power with respect to all shares reported. MP reported shared voting and dispositive power with respect to 29,700 shares; MPII reported shared voting and dispositive power with respect to 11,400 shares; MHF reported shared voting and dispositive power with respect to 19,900 shares, and MHFII reported shared voting and dispositive power with respect to 9,900 shares.

(3) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 8,928 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the Trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP which have not been allocated to the participants.

(4) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.


                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of nine members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                                    Shares of Common
                                                                                       Term of     Stock Beneficially       Percent
                                                                           Director    Office           Owned at              of
            Name                 Age(1)        Position(s) Held             Since      Expires    September 8, 1998(2)       Class
------------------------------------------------------------------------------------------------------------------------------------
                                                  NOMINEES
                                          -------------------------
Allan B. Heaver                   46      Chairman of the Board              1983       2001              9,000               0.89%
H. Douglas Huether                72      Director                           1965       2001             10,000               0.99
Jay H. Salkin                     59      Director                           1995       2001             10,200               1.01

                                             DIRECTORS CONTINUING
                                                  IN OFFICE
                                          -------------------------
Ernest A. Moretti                 57      Director, President and            1989       1999             10,199               1.01
                                          Chief Executive Officer
John K. White                     66      Director                           1987       1999              5,000               0.49
G. Scott Barhight                 41      Director                           1996       1999                350               0.03
John R. Beever                    65      Director                           1984       2000             10,000               0.99
Albert M. Copp                    63      Director                           1992       2000              1,160               0.11
Gilbert D. Marsiglia, Sr.         60      Director                           1988       2000              4,500               0.44

----------
(1)  At June 30, 1998.

(2) Includes shares held directly, as well as, shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power.

     The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Allan B. Heaver. Since 1986, Mr. Heaver has served as the Managing General Partner of Heaver Properties, a commercial real estate management/development company.

     H. Douglas Huether. Since 1970, Mr. Huether has served as President of Independent Can Company, a metal can manufacturing company and is currently its Chairman of the Board.

     Jay H. Salkin. Since 1981, Mr. Salkin has served as Senior Vice President - Branch Manager of Advest, Inc., an investment brokerage company.

     Ernest A. Moretti. Mr. Moretti is President and Chief Executive Officer of the Association, a position he has held since 1989.

     John K. White. For over 25 years prior to his retirement, Mr. White served as Executive Vice President and is a current member of the Board of Directors of the Baltimore Life Insurance Company and Life of Maryland Insurance.

     G. Scott Barhight. Mr. Barhight has been a partner with the law firm of Whiteford, Taylor & Preston, LLP since 1992.

     John R. Beever. Since 1967, Mr. Beever has served as President and Chairman of the Board of John Dittmar & Sons, Inc., a manufacturer of architectural woodwork.

     Albert M. Copp. Since 1991, Mr. Copp has been a consultant for Woodhall Associates, providing land development management services to public and private clients.

     Gilbert D. Marsiglia, Sr. Mr. Marsiglia is the President of the real estate brokerage firm of Gilbert D. Marsiglia & Co., Inc., a position he has held since 1973.

Executive Officers Who are not Directors

     Officers are elected annually by the Board of Directors of the Company. The business experience of the executive officers who are not also directors is set forth below.

     Ronald W. Robinson. Mr. Robinson, age 53, currently serves as Treasurer of the Association and the Chief Financial Officer of the Company. Mr. Robinson has been employed by the Association since 1990 and by the Company since its formation.

     Charmaine M. Snyder. Ms. Snyder, age 41, serves as the Association's Corporate Secretary and Loan Servicing Manager and Corporate Secretary of the Company. Ms. Snyder has been employed by the Association since 1976 and by the Company since its formation.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors meets at least monthly. During the fiscal year ended June 30, 1998, the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

     The Company has standing Loan, Marketing, Pension, Nominating, Audit and Compensation Committees, as well as an Executive Loan Committee and Executive Committee for Strategic Planning.

     The Loan Committee meets on an as-needed basis for the purpose of reviewing and acting upon all commercial loan applications up to $250,000 and residential loan applications up to $250,000 (or up to $750,000 if the loan meets certain conditions). This committee met 1 to 3 times a week during fiscal 1998 and is comprised of Officers Moretti and Robinson.

     The Marketing Committee meets quarterly for the purpose of reviewing and implementing marketing strategies. This committee met 4 times during fiscal 1998 and is comprised of Directors Beever, Copp, Heaver, Marsiglia, and Moretti.

     The Pension Committee meets on an as-needed basis for the purpose of reviewing and discussing retirement matters effecting personnel. This committee did not meet during fiscal 1998. Its members are Directors Heaver, Huether, Moretti and White.

     The entire Board of Directors acts as the Nominating Committee to nominate candidates for membership on the Board of Directors.

     The Audit Committee meets annually with the accounting firm in order to review the annual audit. This committee met 2 times in fiscal 1998 and is comprised of Directors Heaver, Marsiglia, and Salkin.

     The Compensation Committee meets on an as-needed basis, but at least once during a fiscal year for the purpose of reviewing officers' salaries and bonuses. This committee met 1 time during fiscal 1998. The members of this committee are Directors Copp, Heaver, Huether, Moretti and White.

     The Executive Loan Committee meets on an as-needed basis, but at least once a month, for the purpose of reviewing the purchase and sale of investments as well as acting upon those loan applications outside the authority of the Loan Committee. This committee met 12 times during fiscal 1998. Its members are Directors Heaver, Salkin, Moretti and White as well as two other directors on a rotating basis.

     The Executive Committee for Strategic Planning meets on an as-needed basis. This committee sets the direction of the Association's business plan and oversees the progress in meeting stated goals. This committee also decides the implementation of new products for the Association and makes other major recommendations to the Board of Directors. This committee met 4 times in fiscal 1998 and is composed of Directors Heaver, Barhight, Beever, Huether, Moretti and Salkin.

Director Compensation

     Directors are currently not compensated for membership on the Board of Directors of the Company. Each director of the Association is currently paid a fee of $575 for each regular meeting attended. Non-employee directors receive committee fees of $175 for each meeting attended. Employee directors do not receive fees for participation on any committees.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or granted to the Association's Chief Executive Officer for services rendered by the Association's Chief Executive Officer. No other executive officer of the Company has aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal 1998.

                                                                     Summary Compensation Table
                                      ----------------------------------------------------------------------------------------------

                                                                                          Long-Term Compensation
                                                         Annual Compensation                      Awards
                                                ----------------------------------------- -----------------------
                                                                                           Restricted
    Name and Principal                                                     Other Annual      Stock      Options/      All Other
         Position                     Year(1)   Salary($)     Bonus($)     Compensation($)  Award($)     SARs(#)    Compensation($)
------------------------------------------------------------------------------------------------------------------------------------
Ernest A. Moretti                      1998    $115,000       $24,700           $--           $--         --/--        $335,369(2)
President, Chief Executive             1997     115,000        23,000            --            --         --/--          10,550
Officer and Director

---------------------
(1) In accordance with the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, Summary Compensation information is excluded for the year ended June 30, 1996, as the Association was not a public company during such period.

(2) Includes $4,818 of life, health and disability premiums paid by the Association, $3,087 paid by the Association in discretionary contributions pursuant to the Association's 401(k) Plan, a one-time contribution of $271,941 plus accrued interest of $15,684 to fund the executive supplemental retirement plan for Mr. Moretti, the value of a car provided to Mr. Moretti of $1,435 and the value of 2,730 shares allocated to Mr. Moretti under the Company's ESOP at June 30, 1998.

     Employment Agreement. The Association has an employment contract with its President, Ernest A. Moretti. The agreement provides for a salary of $115,000, contains bonus provisions tied to the Association's performance and has a term of three years (subject to an annual extension for an additional year following an annual performance review). The agreement provides that under certain circumstances, including a change in control, Mr. Moretti would be entitled, subject to certain limitations, to a severance payment in lieu of salary equal to a percentage of his base amount of compensation, as defined. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Association.

     In the event there is a change in control of the Association, as defined in the agreement, if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. Moretti's base amount of compensation as defined in the Internal Revenue Code. Assuming a change in control were to take place as of June 30, 1998, the aggregate amounts payable to Mr. Moretti pursuant to this change in control provision would be approximately $343,850.

     The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Company.

     Executive Supplemental Retirement Plan. Effective fiscal 1998, the Association adopted the Wyman Park Federal Savings and Loan Association Executive Supplemental Retirement Plan (the "SERP") for the benefit of Mr. Moretti. The SERP provides for payment of a specified amount to Mr. Moretti, as President of the Association, upon the occurrence of the later of (i) Mr. Moretti's attainment of age 65 or (ii) the termination (other than for cause) of Mr. Moretti as President of the Association ("Payment Event"). Specifically, upon the occurrence of a Payment Event, Mr. Moretti shall be entitled to an annual amount, payable in twelve (12) monthly installments, over the greater of the life of Mr. Moretti or one hundred twenty (120) months, equal to the excess of (A) sixty-five percent of Mr. Moretti's highest five-year average annual compensation, as defined in the defined benefit retirement plan provided by the Association (the "Qualified Plan"), but without regard to the limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, reduced by (B) Mr. Moretti's annualized monthly retirement benefit payable under the Qualified Plan under the normal form of benefit, as defined as of September 30, 1997, under the Qualified Plan, such form being a 10-year certain and continuous annuity.

Certain Transactions

     The Association has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Federal law currently requires that all loans to directors and executive officers generally be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $838,000 at June 30, 1998, which was 8.9% of the Association's equity capital at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 1998.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Anderson Associates, LLP, independent accountants, to be the Company's auditors for the fiscal year ending June 30, 1999, subject to the ratification of such appointment by the Company's stockholders at the Meeting. Anderson Associates, LLP has been the Company's auditors since March, 1998. Representatives of Anderson Associates, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     On March 11, 1998, the appointment of Wooden & Benson Chartered as the Company's independent auditors was terminated and Anderson Associates, LLP was engaged as the Company's independent auditors. The decision to change accountants was approved by the Board of Directors of the Company. In connection with the audits of the two fiscal years ended June 30, 1997 and the subsequent interim period through March 11, 1998, there were no disagreements with Wooden & Benson Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Wooden & Benson Chartered to make reference to the subject matters of the disagreements in connection with their audit reports.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ANDERSON ASSOCIATES, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 11 West Ridgely Road, Lutherville, Maryland 21093, no later than May 28, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office, at 11 West Ridgely Road, Lutherville, Maryland 21093 on or before September 20, 1999 (30 days prior to next years anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not latter than the close of busines on the tenth day following the day on which notice of the new date of the annual meeting was mailed. All stockholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.



Lutherville, Maryland
September 21, 1998

                                 REVOCABLE PROXY

                         WYMAN PARK BANCORPORATION, INC.

                                October 21, 1998

     The undersigned hereby appoints the Board of Directors of Wyman Park Bancorporation, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 21, 1998 at 3:00 p.m., Lutherville, Maryland time and at any and all adjournments thereof, as follows:

                                                                         FOR ALL
                                                      FOR    WITHHELD    EXCEPT

I.   The election as directors of all nominees
     listed (except as marked to the contrary          __       __         __
     below):                                          |__|     |__|       |__|

     Allan B. Heaver            H. Douglas Huether              Jay H. Salkin

     Instructions: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                    FOR       AGAINST    ABSTAIN

II.  The ratification of the appointment
     of Anderson Associates, LLP
     as auditors of the Company for the              __         __         __
     fiscal year ending June 30, 1999.              |__|       |__|       |__|

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

--------------------------------------------------------------------------------
          THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED,  BUT  IF NO
          INSTRUCTIONS  ARE  SPECIFIED,  THIS PROXY WILL BE VOTED
          FOR THE  PROPOSALS  STATED.  IF ANY OTHER  BUSINESS  IS
          PRESENTED AT SUCH MEETING,  THIS PROXY WILL BE VOTED BY
          THOSE  NAMED IN THIS PROXY IN THEIR BEST  JUDGMENT.  AT
          THE PRESENT  TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO
          OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The stockholder may revoke this proxy by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated on or about September 21, 1998 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998.




                    Dated:  ________________________




                    -------------------------      --------------------------
                    PRINT NAME OF STOCKHOLDER      PRINT NAME OF STOCKHOLDER



                    -------------------------      --------------------------
                    SIGNATURE OF STOCKHOLDER       SIGNATURE OF
                                                   STOCKHOLDER

                    Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer please give your full title. If shares are held jointly, each holder should sign.


                    ------------------------------------------------------------
                    PLEASE PROMPTLY COMPLETE,  DATE, SIGN AND MAIL THIS PROXY IN
                                THE ENCLOSED POSTAGE-PAID ENVELOPE
                    ------------------------------------------------------------